DELTA FINANCIAL CORPORATION

                          WARRANT ACQUISITION AGREEMENT

         THIS WARRANT ACQUISITION AGREEMENT (the "Agreement") is made as of August 13, 2007, by and between Delta Financial Corporation (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 1000 Woodbury Road, Suite 200, Woodbury, New York 11797 and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

                  SECTION 1. ISSUANCE OF THE WARRANTS. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance of warrants to purchase 10,000,000 shares of the Company's common stock, par value, $.01 per share (the "Common Stock"), in the form attached hereto as Exhibit A (the "Warrants"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares."

                  SECTION 2. AGREEMENT TO ISSUE THE WARRANTS. At the Closing (as defined in Section 3), in connection with the transactions described by the Securities Repurchase Agreement, dated August 13, 2007, by and between Renaissance REIT Investment Corp. and Delta Funding Corporation, as Sellers, the Company, as Guarantor, and the Purchaser, as Buyer, and the documents delivered in connection therewith (collectively, the "Financing Agreements"), the Company will, subject to the terms of this Agreement, issue to the Purchaser, and the Purchaser will acquire from the Company, upon the terms and conditions hereinafter set forth, the Warrants.

                  SECTION 3. DELIVERY OF THE WARRANTS AT THE CLOSING. The completion of the issuance of the Warrants (the "Closing") shall occur at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104 on August 14, 2007, or on such later date or at such different location as the Company and the Purchaser shall agree in writing, but in any event not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the "Closing Date"). The Purchaser and the Company shall agree on the specific time of the Closing.

         At the Closing, the Company shall deliver to the Purchaser one or more warrant certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the Warrants and bearing an appropriate legend, as described in Section 5.6 below, referring to the fact that the Warrants were delivered in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) thereof. The name(s) in which the warrant certificates are to be registered are set forth in the Certificate Questionnaire attached hereto as part of APPENDIX I.

         The Company's obligation to complete the issuance of the Warrants and deliver such certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) the completion of the closing of the transactions contemplated by the Financing Agreements and (b) the accuracy in all material respects of the representations and warranties made by the Purchaser (as if such representations and warranties were made on the Closing Date) and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such certificate(s) shall be subject to the following conditions, any one or more of which may be waived by the Purchaser:
(a) each of the representations and warranties of the Company made herein shall be accurate in all material respects as of the Closing Date, except to the extent that such representations and warranties contain a materiality qualifier, in which case they shall be accurate in all respects; (b) the delivery to the Purchaser by counsel to the Company of a favorable legal opinion in substantially the form attached hereto as EXHIBIT B hereto; (c) the completion of the transactions contemplated by the Financing Agreements; (d) the execution and delivery of the Voting and Support Agreement dated August 13, 2007 by and among the Company, the Purchaser and the officers and directors of the Company holding shares of the Company's Common Stock, and certain trusts under the control of such officers (as identified in the Company's proxy statement for its 2007 annual stockholder meeting, under the caption "Security Ownership of Certain Beneficial Owners and Management"), the Management Rights Letter dated August 13, 2007, and the Investor Rights Agreement dated August 13, 2007 by and between the Company and the purchasers signatory thereto (the "Investor Rights Agreement"); and (e) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing.

                  SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

         4.1 WARRANT ACQUISITION AGREEMENT AND WARRANTS. The Company has full legal right, corporate power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement and each Warrant has been duly authorized, executed, and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as
(i) rights to indemnification hereunder may be limited by applicable law, and
(ii) the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         4.2 AUTHORIZATION OF THE WARRANT SHARES. The Warrant Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in the Warrant will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws). The Company has reserved for issuance all of the Warrant Shares. No preemptive rights or other similar rights to subscribe for or purchase any shares of Common Stock of the Company exist with respect to the issuance of the Warrants by the Company pursuant to this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance of the Warrants and/or the Warrant Shares by the Company as contemplated herein, except as required under the rules of the Nasdaq Global Market.

         4.3 OFFERING MATERIALS. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the Purchaser to sell, offer for sale or


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

solicit offers to buy any securities of the Company that would result in the initial issuance of the Warrants, as contemplated by this Agreement, not being exempt from the registration requirements of Section 5 of the Securities Act.

         4.4 NO OTHER REGISTRATION RIGHTS. No holder of any security of the Company outstanding prior to the date hereof has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the registration statement (the "Registration Statement") to be filed by it pursuant to the Investor Rights Agreement) to require the Company to register the sale of any security owned by such stockholder under the Securities Act in or in preference to the Registration Statement.

         4.5 NO MATERIAL ADVERSE CHANGE. Except as otherwise set forth in
Schedule 4.5 of the Disclosure Schedule provided on the date hereof to the Purchaser (the "Company Disclosure Schedule"), since March 31, 2007: (i) the business of the Company and its subsidiaries has been operated in the ordinary course of business consistent with past practice and there has been no Material Adverse Change (as defined below), or any development that could reasonably be expected to result in a Material Adverse Change; (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct, or contingent, nor entered into any material transaction or agreement other than in the ordinary course of its business;
(iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or its other subsidiaries, any of its subsidiaries on any class of capital stock, or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock; and (iv) the Company and its subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance. For purposes of this Agreement, the term "Material Adverse Change" means any material adverse change in the condition, financial or otherwise, or in the earnings, business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under this Agreement.

         4.6 ACCOUNTANTS. The firm BDO Seidman, LLP, which has expressed its opinion with respect to the consolidated financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, which will be incorporated by reference in the Registration Statement and the Prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations of the Securities Act, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), is a registered independent public accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations") and by the rules of the Public Accounting Oversight Board.

         4.7 PREPARATION OF THE FINANCIAL STATEMENTS. The consolidated financial statements of the Company and the related notes contained in its filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations, cash flows and changes in stockholders' equity for the periods therein specified. Such consolidated financial statements (including the related notes) have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Company's Exchange Act Reports (as defined below).

         4.8 INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES. Each of the Company and its subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited liability company, or trust, as applicable, is in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in its filings with the Securities and Exchange Commission (the "Commission") and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and its subsidiaries is duly qualified as a foreign corporation, limited liability company or trust, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or limited liability company interests of each subsidiary that has been organized as a corporation or a limited liability company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

         4.9 SUBSIDIARIES OF THE COMPANY. The Company does not own or control, directly or indirectly, any corporation, limited liability company, trust, association or other entity other (x) than the subsidiaries listed in EXHIBIT
21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and (y) the trusts created in connection with the securitizations described in such Annual Report.

         4.10 NO PROHIBITION ON SUBSIDIARIES FROM PAYING DIVIDENDS OR MAKING OTHER DISTRIBUTIONS. Except as otherwise disclosed in Schedule 4.10, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

         4.11 CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS. The authorized, issued, and outstanding capital stock of the Company is as set forth in Schedule
4.11 of the Company Disclosure Schedule. The Common Stock conforms in all material respects to the description thereof contained in the Company's most recent Form 8-A filed under the Exchange Act and in the Exchange Act Reports. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as set forth in Schedule 4.11, there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into, exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Exchange Act Reports, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

         4.12 [INTENTIONALLY OMITTED.]

         4.13 AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. During the period of ninety (90) days following the date of this Agreement (the "Lock-Up Period"), the Company will not, without the prior written consent of the Purchaser (which consent may be withheld in its sole discretion), sell, offer, contract, or grant, directly or indirectly, any option to sell, pledge, transfer, or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, otherwise dispose of, transfer, or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), or otherwise dispose of any shares of Common Stock or securities convertible into, exchangeable, or exercisable for Common Stock ("Securities") or any securities that relates to or derives any significant part of its value from the Common Stock; PROVIDED, HOWEVER, that the Company may issue (i) shares of restricted stock or options to purchase its Common Stock pursuant to any stock option plan, stock bonus, or other stock plan or arrangement approved by the Board of Directors of the Company and that has been disclosed to the Purchaser as set forth in the Company Disclosure Schedule, (ii) Common Stock upon the exercise of such options described in clause (i), but only if such shares, options, or shares issued upon exercise of such options, cannot be sold, offered, disposed of or otherwise transferred during the Lock-up Period without the prior written consent of the Purchaser (which consent may be withheld in its sole discretion), or (iii) Common Stock issuable upon exercise of the Warrants.

         4.14 STOCK EXCHANGE LISTING. The Common Stock is registered pursuant to
Section 12(b) of the Exchange Act, and is listed on the Nasdaq Global Market ("Nasdaq"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq nor has the Company received any notification that the Commission or the Nasdaq is contemplating terminating such registration or listing.

         4.15 NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. Neither the Company nor any of its subsidiaries is in violation or default of any provision of its charter, by-laws or other organizational documents or is in breach of or default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, including, without limitation, any agreements pertaining to, relating to or arising in connection with, any of the securitization transactions of the Company or any of its subsidiaries (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company and its subsidiaries are in compliance with all statutes, laws, rules, regulations, judgments, orders and decrees of all courts, regulatory bodies, administrative agencies, governmental bodies, arbitrators or other authorities having jurisdiction over the Company or such subsidiaries or any of their respective properties, as applicable, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002, as amended ("Sarbanes-Oxley Act"), and the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and Nasdaq, including the corporate governance requirements thereof, except where such non-compliance would not, individually or in the aggregate, result in a Material Adverse Change.

         4.16 NO CONFLICTS. The Company's execution, delivery, and performance of this Agreement and consummation of the transactions contemplated hereby (i) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, except such as may be required under the state securities or Blue Sky laws or the by-laws and rules of the NASD.

         4.17 NO MATERIAL ACTIONS OR PROCEEDINGS. Except as disclosed in or contemplated by the Exchange Act Reports, there is no legal or governmental action, suit or proceeding pending or, to the knowledge of the Company, there are no inquiries or investigations, nor are there any legal or governmental actions, suits or proceedings threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, which in the case of clauses (i), (ii) or (iii) would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated hereby. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body that is reasonably expected to result in a Material Adverse Change, including, without limitation, any state licensure or banking commission.

         4.18 LABOR MATTERS. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its third-party contractors, that might be expected to result in a Material Adverse Change.

         4.19 INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, patents, know-how, collaborative research agreements, inventions, servicemarks, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") necessary to conduct their businesses as now conducted, as proposed to be conducted, as described in or contemplated by the Exchange Act Reports, and any respective amendments or supplements thereto. The expiration of any of such Intellectual Property Rights would not be reasonably expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any Intellectual Property Rights, other than with respect to any infringement that would not reasonably be expected to result in a Material Adverse Change. There is no claim being made against the Company or any of its subsidiaries regarding any kind of Intellectual Property Right. The Company and its subsidiaries do not, in the conduct of their business as now or proposed to be conducted as described in the Exchange Act Reports, infringe or conflict with any right or patent of any third party, or any discovery, invention, product, or process which is the subject of a patent application filed by any third party, known to the Company or any of its subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Change.

         4.20 ALL NECESSARY PERMITS, ETC. The Company and each subsidiary possess such valid and current certificates, authorizations, licenses or permits issued by the appropriate state, federal, or foreign regulatory agencies or bodies necessary to conduct their respective businesses, including, without limitation, all certificates, authorizations, licenses or permits required for the making of loans and lending operations, and (i) any such certificate, authorization, license or permit is not subject to any qualifications or limitations which would prohibit the Company or any of its subsidiaries from conducting their respective businesses, (ii) all applicable fees have been paid for any such certificate, authorization, license or permit, except for such fees which if not paid would not in any way prevent or prohibit the Company or any of its subsidiaries from conducting their respective businesses in accordance with all applicable laws, (iii) no fines or penalties are outstanding for any failure to timely obtain, or any non-compliance with any such certificate, authorization, license or permit, except for such fines or penalties that would not reasonably be likely to result in a Material Adverse Change, and (iv) neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, license or permit, which revocation, modification or non-compliance, individually or in the aggregate, would result in a Material Adverse Change.

         4.21 TITLE TO PROPERTIES. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements included in the Exchange Act Reports, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects of any kind, except as described in the Exchange Act Reports. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

         4.22 TAX LAW COMPLIANCE. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine, or penalty levied against any of them, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings and for which adequate reserves have been provided. The Company and its subsidiaries have made adequate charges, accruals and reserves in the applicable financial statements in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company and its subsidiaries have not been finally determined. The Company has no knowledge of any tax deficiency that has been or might be asserted or threatened against the Company.

         4.23 TRANSFER TAXES. On the Closing Date, all stock transfer taxes or other similar fees or charges (other than income taxes) under federal law or the laws of any state, or any political subdivisions thereof, that are required to be paid in connection with the sale and transfer of the Warrants to be sold to the Purchaser hereunder will have been, fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

         4.24 COMPANY NOT AN "INVESTMENT COMPANY". The Company is not, and after giving effect to the transactions contemplated hereby will not be, an "investment company," or an entity "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

         4.25 INSURANCE. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses and otherwise reasonably prudent including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, earthquakes, general liability and Directors' and Officers' liability, all of which insurance is in full force and effect. The Company and each of its subsidiaries expect they will be able, and will use their best efforts, (i) to renew its existing insurance coverage as and when such policies expire, or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been rejected from obtaining any type of insurance coverage which it has sought or for which it has applied.

         4.26 NO PRICE STABILIZATION OR MANIPULATION. The Company has not taken and will not take, directly or indirectly, any action which was designed to, or that might be expected to cause or result in, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Warrants or the Warrant Shares.

         4.27 USE OF PURCHASER NAME. Except as may be required by applicable law or regulation, the Company shall not use the Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated.

         4.28 RELATED PARTY TRANSACTIONS. There are no business relationships or related party transactions involving the Company or any subsidiary or any other person required to be described in the Exchange Act Reports which have not been described as required in the Company's most recent proxy statement, under the caption "Related-Person Transactions."

         4.29 EXCHANGE ACT AND SARBANES-OXLEY ACT COMPLIANCE. Since December 31, 2006, the Company has filed all Exchange Act Reports required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act. The Exchange Act Reports, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Sarbanes-Oxley Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.30 CONTRACTS. Except as disclosed in the Company's Exchange Act Reports, the Company and its subsidiaries have no material contracts. Any contracts described in the Company's Exchange Act Reports, except as described in Section 4.30 of the Company Disclosure Schedule, (i) are in full force and effect and enforceable against the Company and/or its subsidiaries, as applicable, in accordance with its terms, (ii) to the knowledge of the Company, each such contract is a legal, valid and binding obligation of the counterparty thereto, in full force and effect and enforceable against such counterparty in accordance with its terms, (iii) neither the Company nor any of its subsidiaries and, to the knowledge of the Company, no counterparty, is or is alleged to be in breach or violation of, or default under, any such contract, (iv) neither the Company nor any of its subsidiaries has received any claim of default under any such contract, (v) to the knowledge of the Company, no event has occurred which would reasonably be expected to result in a breach or violation of, or a default under, any such contract (in each case, with or without notice or lapse of time or both) and (vi) the Company has not received any notice from any other party to any such contract, and otherwise has no knowledge that such other party intends to terminate, or not renew any such contract.

         4.31 COMPANY'S ACCOUNTING SYSTEM. The Company and each of its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         4.32 NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any subsidiary of the Company acting on behalf of the Company or any of its subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Company's Exchange Act Reports.

         4.33 COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) the Company and its subsidiaries are in compliance with all federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, the "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, the "Environmental Laws"), which includes, but is not limited to, compliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or compliance with the terms and conditions thereof, and neither the Company nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, the "Environmental Claims"), pending or threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that would reasonably be expected to result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law. The Company is not currently aware that it will be required to make future material capital expenditures to comply with Environmental Laws.

         4.34 ERISA COMPLIANCE. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries, or their "ERISA Affiliates" (as hereinafter defined) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA

Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). None of the Company, its subsidiaries or any of their ERISA Affiliates has incurred or expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification.

         4.35 REPORTING COMPANY; FORM S-3. The Company is not an "ineligible issuer" (as defined in Rule 405 promulgated under the Securities Act) and expects to be eligible to register the Warrant Shares for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including, without limitation, any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of such securities by the Purchaser.

         4.36 COMMODITY EXCHANGE ACT. The Company will not, and will not permit any of its subsidiaries to, invest in futures contracts, options on futures contracts or options on commodities unless such entities are exempt from the registration requirements of the Commodity Exchange Act, as amended, and the rules and regulations promulgated thereunder (the "Commodity Exchange Act") or otherwise comply with the Commodity Exchange Act.

         4.37 TAXABLE MORTGAGE POOL. To the knowledge of the Company, neither the Company, any of its subsidiaries nor any of their assets will be treated as a taxable mortgage pool.

         4.38 INVESTMENT AND RISK-ADJUSTED CAPITAL GUIDELINES. The Company is, and at all times has been, in compliance with its investment and risk-adjusted capital guidelines to the extent applicable.

         4.39 OFF-BALANCE SHEET ARRANGEMENTS. There is no transaction, arrangement or other relationship between the Company and/or any of its subsidiaries and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act Reports and is not so disclosed or that would otherwise be reasonably likely to result in a Material Adverse Change. There are no such transactions, arrangements or other relationships with the Company or any of its subsidiaries that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act Reports.

         4.40 OFFERING. Subject to the accuracy of the Purchaser's representations in Section 5 of this Agreement, the sale of the Warrants in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the qualification or registration requirements of all applicable state securities laws.

         4.41 NO INTEGRATION. Neither the Company, nor any of its affiliates, nor, to the Company's knowledge, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security that would cause this offering of the Warrants to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions nor will the Company or any of its subsidiaries take any action or steps that would cause the offering of the Warrants to be integrated with other offerings.

         4.42 COMMITTEES. The members of the Audit Committee, Compensation Committee and Governance and Nominating Committee of the Board of Directors of the Company are "independent directors" within the meaning of the listing standards and rules of the Nasdaq, and with respect to the Audit Committee, the Commission, (ii) all of the members of the Audit Committee are financially literate within the meaning of the listing standards and rules of the Nasdaq and
(iii) at least one member of the Audit Committee is an "audit committee financial expert," within the meaning of the Commission's rules and regulations.

         4.43 DISCLOSURE CONTROLS AND PROCEDURES. The principal executive officer and principal financial officer are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and have (i) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which the Annual Report on Form 10-K for the year ended December 31, 2006 was being prepared, (ii) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Annual Report on Form 10-K for the year ended December 31, 2006 their conclusions about the effectiveness of the disclosure controls and procedures as of the end of the applicable period based on such evaluation and (iii) disclosed in the Annual Report on Form 10-K for the year ended December 31, 2006 whether any change in the Company's internal control over financial reporting that occurred during the applicable period that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

         4.44 ADDITIONAL INFORMATION. The information contained in the following documents (the materials identified in clauses (a), (b), (c) and (d) below are referred to herein as the "Exchange Act Reports"), was or will be true and correct in all material respects as of their respective dates:

                  (a) the Company's Annual Report on Form 10-K for the year ended December 31, 2006;

                  (b) the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2007;

                  (c) the Company's Definitive Proxy Statement for the Annual Meeting of Stockholders held on May 17, 2007;

                  (d) all other documents, if any, filed by the Company with the Commission since December 31, 2006 pursuant to the reporting requirements of the Exchange Act; and

                  (e) the information provided to the Purchaser in connection with its due diligence procedures.

         4.45 FINDER'S FEES. The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated by this Agreement.

         4.46 CERTIFICATE. At the Closing, the Company will deliver to Purchaser a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company (solely in their capacities as such), dated as of the Closing Date, in substantially the form attached hereto as EXHIBIT C hereto, to the effect that (i) the representations, warranties and covenants of the Company set forth in this Section 4 are true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date, except to the extent that such representations and warranties contain a materiality qualifier, in which case they shall be true, correct and complete in all respects, and (ii) the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

         4.47 LEGAL OPINION. As a condition to the Purchaser's obligation to purchase the Warrants, at the Closing, Morrison & Foerster LLP, counsel for the Company, shall have delivered its favorable opinion in the form attached as EXHIBIT B hereto.

                  SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents and warrants to, and covenants with, the Company that:

         5.1 EXPERIENCE. (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision of the type involved in the purchase of the Warrants, including investments in securities issued by the Company and comparable entities, has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Warrants; (ii) the Purchaser is acquiring the Warrants set forth in Section 2 above for its own account with no present intention of distributing any of such Warrants or any arrangement or understanding with any other persons regarding the distribution of such Warrants (this representation and warranty not limiting the Purchaser's right to sell Warrant Shares pursuant to the Registration Statement or in compliance with the Securities Act and the related Rules and Regulations); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Warrants or the Warrant Shares, nor will the Purchaser engage in any short sale that results in a disposition of any of the Warrants by the Purchaser, except in compliance with the Securities Act, the Exchange Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser will complete or cause to be completed the Registration Statement Questionnaire attached hereto as part of APPENDIX I, for use in preparation of any Registration Statement covering the Warrant Shares, and the answers thereto will be true and correct as of the date of completion and will be true and correct as of the effective date of the Registration Statement, and the Purchaser will notify the Company promptly if any material change in any such information provided in the Registration Statement Questionnaire occurs until such time as the Purchaser has sold all of its Warrants and Warrant Shares; (v) the Purchaser has, in connection with its decision to purchase the Warrants set forth in Section 2 above, relied solely upon the Exchange Act Reports and the documents or information included or incorporated by reference therein or furnished to the Purchaser and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; and (vii) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (viii) the Purchaser will comply with any requirements under Section 13 of the Exchange Act relating to the transactions contemplated by this Agreement.

         5.2 RELIANCE ON EXEMPTIONS. The Purchaser understands that the Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, its representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Warrants.

         5.3 INVESTMENT DECISION. The Purchaser understands that nothing in the Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Warrants constitutes legal, tax or investment advice. The Purchaser acknowledges that it must rely on legal, tax and investment advisors of its own choosing in connection with its purchase of the Warrants.

         5.4 RISK OF LOSS. The Purchaser understands that its investment in the Warrants involves a significant degree of risk, including a risk of total loss of the Purchaser's investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser's purchase of the Warrants, including, but not limited to, those set forth under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and in the Company's most recent Quarterly Report on Form 10-Q. The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value or trading volume of the Common Stock. The Purchaser has the ability to bear the economic risks of an investment in the Warrants and the Warrant Shares.

         5.5 NO GOVERNMENT REVIEW. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Warrants or the Warrant Shares.

         5.6 TRANSFER OR RESALE. The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Warrant Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Warrants and the Warrant Shares will bear a restrictive legend in substantially the following form:

             "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT
             (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

         5.7 RESIDENCY. The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto

         5.8 ORGANIZATION; VALIDITY; ENFORCEMENTS. (i) The Purchaser has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby; (ii) this Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Purchaser, enforceable in accordance with its terms, except as (A) rights to indemnification hereunder may be limited by applicable law and (B) the enforcement hereof may be may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; (iii) the Purchaser's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (A) violate any provision of the organizational documents of the Purchaser, (B) conflict with or constitute a breach of, or Default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or (C) result in the violation of any statute, law, rule regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Purchaser, (iv) no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Purchaser's execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except such as may be required under the state securities or Blue Sky laws or the by-laws and rules of the NASD, except (solely in the case of clauses (ii),

(iii) and (iv) of the paragraph) for such violations and defaults as would not reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement.

                  SECTION 6. SURVIVAL OF AGREEMENT, REPRESENTATIONS AND WARRANTIES. Notwithstanding any investigation made by any party to this Agreement, all covenants and agreements made by the Company and the Purchaser herein and in the certificates for the Warrants and the Warrant Shares delivered pursuant hereto, as applicable, shall survive the Closing and the delivery to the Purchaser of the Warrants. All representations and warranties made by the Company and the Purchaser herein and in the certificates for the Warrants delivered pursuant hereto shall survive for a period of one year following the later of the execution of this Agreement, the delivery to the Purchaser of the Warrants being purchased and the payment therefor.

                  SECTION 7. BROKER'S FEE. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Warrants to the Purchaser.

                  SECTION 8. NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                       (a) if to the Company, to:

                           Delta Financial Corporation
                           1000 Woodbury Road, Suite 2000
                           Woodbury, New York  11797
                           Attention: Marc E. Miller, Esq.
                           Facsimile: (516) 364-9450

                           with a copy to:

                           Morrison & Foerster LLP
                           1290 Avenue of the Americas
                           New York, New York  10104
                           Attention: James R. Tanenbaum, Esq.
                           Facsimile: (212) 468-7900

                  or to such other person at such other place as the Company shall designate to the Purchaser in writing.

                       (b) if to the Purchaser, at its address as set forth at
                           the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

                  SECTION 9. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. No provision hereunder may be waived other than in a written instrument executed by a waiving party.

                  SECTION 10. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  SECTION 11. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  SECTION 12. GOVERNING LAW; VENUE. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. Each of the Company and the Purchaser submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

                  SECTION 13. COUNTERPARTS. This Agreement may be executed (including, without limitation, by facsimile signature or by delivery by portable document format ("PDF")) in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

                  SECTION 14. ENTIRE AGREEMENT. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

                  SECTION 15. FEES AND EXPENSES. Except as set forth herein, each of the Company and the Purchaser shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

                  SECTION 16. ASSIGNMENT. This Agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and any person controlling the Company or the Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement may not be assigned by either party without the prior written consent of the other party, however, the Purchaser may transfer its rights under this Agreement to any of its affiliates to whom it transfers the Warrants or the Warrant Shares. The term "successors and assigns" shall not include any subsequent purchaser of the Warrants other than affiliates of the Purchaser to whom it transfers the Warrants or the Warrant Shares.




                  [Remainder of Page Left Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        DELTA FINANCIAL CORPORATION

                                        By: /s/ Hugh Miller
                                        ------------------------------------
                                        Name: Hugh Miller
                                        Title: President and Chief Executive
                                        Officer


                  Print or Type:



                                        AG DELTA HOLDINGS, LLC
                                        ----------------------------------------
                                        Name of Purchaser
                                        (Individual or Institution)

                                        New York
                                        ----------------------------------------
                                        Jurisdiction of Purchaser's Executive
                                        Offices


                                        Salah Saabneh
                                        ----------------------------------------
                                        Name of Individual representing
                                        Purchaser (if an Institution)


                                        Authorized Officer
                                        ----------------------------------------
                                        Title of Individual representing
                                        Purchaser (if an Institution)

                  Signature by:

                                        Individual Purchaser or Individual
                                        representing Purchaser:

                                        /s/ Salah Saabneh
                                        -----------------

                                        Address: c/o Angel, Gordon & Co.,
                                        245 Park Avenue, New York, NY 10167






                 SIGNATURE PAGE TO WARRANT ACQUISITION AGREEMENT